Exhibit 99.1
--------------------------------------------------------------------------------

                                                                   SQF
                                                                  LISTED
                                                                   NYSE
Seligman
Quality Municipal Fund                                       December 31, 2005

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OBJECTIVE AND STRATEGY
--------------------------------------------------------------------------------

Seligman Quality Municipal Fund seeks to provide a high level of current income exempt from federal income taxes, consistent with preservation of capital and with consideration given to opportunities for capital gain. The Fund invests only in investment-grade tax-exempt municipal bonds.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

Portfolio Managers:
Thomas G. Moles and Eileen Comerford

Investment Team:
Seligman Municipal Team

--------------------------------------------------------------------------------
TOP FIVE HOLDINGS(1)
--------------------------------------------------------------------------------

Jefferson County, AL Sewer Rev.
 (Capital Improvement Warrants) .......................................     5.3%

New York City, NY Municipal
 Water Finance Authority
 (Water & Sewer System Rev.) ..........................................     5.2

San Diego, CA Public Facilities Financing
 Authority Sewer Rev ..................................................     5.2

San Francisco, CA City and
 County Airports Commission Rev.
 (International Airport) ..............................................     5.1

Chicago, IL GOs .......................................................     4.8

Total .................................................................    25.6

--------------------------------------------------------------------------------
FUND SNAPSHOT
--------------------------------------------------------------------------------

Inception                                                          1991
Net Investmest Assets                                              $99.9 million
NYSE Symbol                                                        SQF
NAV Symbol                                                         XSQFX
Average Weighted Maturity                                          15.6 years
AMT Exposure(2)                                                    15.0%
Leverage-Adjusted Duration(3)                                      7.5 years

--------------------------------------------------------------------------------
QUALITY COMPOSITION(1)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

AAA             89%
AA               6%
BBB              5%

--------------------------------------------------------------------------------
BOND CALLS(1)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

2006       12.3%
2007        8.0%
2008        2.3%
2009       11.7%
2010        5.1%

--------------------------------------------------------------------------------
PRICE-PER-SHARE
--------------------------------------------------------------------------------

                                    Current     52 Week High   52 Week Low

Market Price                         $12.82         $12.82      $11.81

Corresponding Net Asset Value        $14.04         $14.04      $13.96

Corresponding Premium/(Discount)      (8.69)%        (8.69)%    (15.40)%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                         1 Year       3 Years            5 Years        10 Years

Net Asset Value           3.46%         4.39%              5.94%         5.94%

Market Value              9.39          5.88               7.41          6.03

--------------------------------------------------------------------------------
IMPORTANT PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Performance data quoted herein represents past performance. Past performance does not guarantee or indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end.

Performance data quoted does not reflect the deduction of taxes that investors may pay on Fund distributions or on the sale of fund shares. Rates reflect changes in the market price or net asset value, and assume reinvestment of all distributions.

(1) Top holdings exclude short-term holdings, and are shown as a percentage of net investment assets. Quality composition ratings are primarily those issued by Moody's Investors Service, Inc. ("Moody's"). Where Moody's ratings have not been assigned, ratings from Standard & Poor's Corporation ("S&P") were used. Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody's have been reported as AAA. The Fund is actively managed and holdings are subject to change. Bond Calls shows the percentage of bonds in the Fund's portfolio that are callable during that year. There can be no assurance that the securities listed above have remained or will remain in the Fund's portfolio. Holdings should not be construed as a recommendation to buy or sell any security, an indication that any security is suitable for a particular investor or that any of the securities listed were or will be profitable. Portfolio holdings information is available at www.seligman.com.

(2) Long-term securities as of December 31, 2005 with investment income subject to the federal alternative minimum tax. A portion of income may be subject to state taxes. Capital gain distributions, if any, are subject to federal, state, and local taxes.

(3) Bond duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to the present time. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. A Fund is considered "leveraged" when it borrows money or otherwise issues senior securities to make additional investments. The Fund's assets were leveraged by issuing shares of Preferred Stock shortly after the issuance of Common Stock. The proceeds of the Preferred offering were used to purchase additional municipal securities for the portfolio.

             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

--------------------------------------------------------------------------------
                                                                   SQF
                                                                  LISTED
                                                                   NYSE
Seligman
Quality Municipal Fund                                         December 31, 2005

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses, and other information about the Fund) may be obtained by calling 800-874-1092. The prospectus should be read carefully before investing in the Fund.. The Fund is a closed-end investment company and its common stock is listed on the New York Stock Exchange.

For more information, please visit our website at www.seligman.com

--------------------------------------------------------------------------------
PER SHARE DATA
--------------------------------------------------------------------------------

Quarter Ending 12/31/05

Gross Income                                                          $ 0.244

Expenses                                                                0.055

Common Dividends                                                        0.142

Preferred Dividends                                                     0.051

Month Ending 12/31/05

Current Monthly Dividends                                             $0.0475(1)

SEC Yield                                                                3.31%

Current SEC yield, representing the annualized yield (after dividends on Preferred Stock) for the 30-day period ended December 31, 2005, has been computed in accordance with SEC regulations, and will fluctuate.

Of the monthly dividends paid to common stockholders in 2005, 1.9% was in excess of the Fund's net investment income and therefore will be taxable as ordinary income.

(1)   Effective in February 2006, the monthly dividend will be $0.045 per share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------

Common                                                             $66,250,415

Preferred                                                          $33,600,000

Net Investment                                                     $99,850,415

Leverage % of Common Assets                                                 51%

Leverage % of Net Investment Assets                                         34%

A fund is considered "leveraged" when it borrows money or otherwise issues senior securities to make additional investments. Closed-end funds may issue senior securities (preferred stock or debentures) or borrow money to "leverage" their investment positions. The Fund's assets were leveraged by issuing shares of Preferred Stock shortly after the issuance of Common Stock. The proceeds of the Preferred offering were used to purchase additional municipal securities for the portfolios.

The use of leverage increases risks for holders of Common Stock, including increasing the volatility of both the net asset value and market price of the Common Stock. Fluctuations in the dividend rates on the Preferred Stock, or interest paid on borrowings, will affect the rate of return to holders of Common Stock. There can be no assurance that the Fund will be able to realize a higher rate of return on its investment portfolio than the then-current dividend rate on the Preferred Stock or interest on borrowed money.

--------------------------------------------------------------------------------
A WORD ABOUT RISK
--------------------------------------------------------------------------------

The net asset value of shares may not always correspond to the market price of such shares. Shares of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

Fixed-income securities owned by the Fund are subject to interest-rate risk, credit risk, prepayment risk, and market risk. US government bonds are guaranteed by the US government, and, if held to maturity, all such bonds offer both a fixed rate of return and fixed principal value. An investment in the Fund is not insured or guaranteed by the US government.

To the extent that the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general.

            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

CEQUAL 12/05                                             SELIGMAN ADVISORS, INC.